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                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DE 20549

                                   FORM 8-K

                           CURRENT REPORT PURSUANT
                        TO SECTION 13 OR 15(d) OF THE
                     SECURITIES AND EXCHANGE ACT OF 1934

Date of Report (Date of earliest event report) May 17, 2006.

                    ROYAL BANCSHARES OF PENNSYLVANIA, INC.
            (Exact name of registrant as specified in its charter)

                                 PENNSYLVANIA
                (State or Other Jurisdiction of Incorporation)

        0-26366                                          23-2812193
(Commission File Number)                    (IRS Employer Identification Number)

732 MONTGOMERY AVENUE, NARBERTH, PENNSYLVANIA                            19072
   (Address of Principal Executive Office)                            (Zip Code)

                                 610-668-4700
               (Issuer's telephone number, including area code)

                                     N/A
         (Former Name or Former Address, if Change Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provision:

     [_] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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SECTION 7 - REGULATION FD

Item 7.01 Regulation FD Disclosure

     On May 17, 2006, the shareholders of Royal Bancshares of Pennsylvania, Inc. will hold their annual meeting of shareholders. At that meeting, the President, Chief Financial Officer, Chief Operating Officer, Managing Partner RBA Leasing and CEO Royal Investments America will each make a presentation to the shareholders. The text of these presentations is furnished with this report, pursuant to this Item 7.01, as Exhibit 10.1. No part of this Report shall be deemed incorporated by reference into any registration statement filed under the Securities Act of 1933.

SECTION 9- FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits.

     (c.) Exhibits

          Exhibit   Description
          -------   -----------
          10.1      Royal Bancshares of Pennsylvania, Inc. 2006 Annual
                    Shareholder Meeting Presentation.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                      ROYAL BANCSHARES OF PENNSLYVANIA, INC

Dated: May 17, 2006                 /s/ Jeffrey T. Hanuscin
                                    ---------------------------
                                        Jeffrey T. Hanuscin
                                        Chief Financial Officer